Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun Small Cap Fund

AMG SouthernSun U.S. Equity Fund

AMG SouthernSun Global Opportunities Fund

Supplement dated September 26, 2017 to the Statement of Additional Information, dated February 1, 2017

The following information supplements and supersedes any information to the contrary relating to AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund (each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds, contained in the Funds’ Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, real estate investment trusts are a permissible investment of the Funds. The chart on page 2 of the SAI in the section titled “Additional Investment Policies” is hereby revised to add the following:

Investment Practices	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund
Real Estate Investment Trusts (“REITs”)	X	X	X

In addition, the following is hereby added as the last sub-section in the section titled “Additional Investment Policies — Investment Techniques and Associated Risks” beginning on page 2 of the SAI.

(19) Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

In addition, the following is hereby added as a sub-section in the section titled “Certain U.S. Federal Income Tax Matters — Taxation of the Funds’ Investments” beginning on page 69 of the SAI.

Real Estate Investment Trusts. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the “corporate dividends-received deduction” and generally will not constitute “qualified dividend income.” See “Federal Income Taxation of Shareholders.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST453